UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)            June 25, 2010

AURORA GOLD CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-24393	13-3945947
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Baarerstrasse 10, 1st Floor, Zug, Switzerland	6300
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including the area code:	(+41) 7887-96966

(Former name or former address, if changed from last report)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Information A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

AURORA GOLD CORPORATION

SECTION 1.   Registrant’s Business and Operations

Item 1.01 – Entry into a Material Definitive Agreement

On November 10, 2009, Aurora Gold Corporation (the “Company,” or “Aurora”) signed a Letter Agreement with Global Minerals Ltd. which was subsequently amended on February 28, 2010, April 12, 2010 and April 30, 2010, to acquire the interest of Global Minerals Ltd. in the Front Range Gold Project located in Boulder County, Colorado.  The Company paid $100,000 on signing the Letter Agreement. The Letter Agreement was subject to the negotiation and execution of a definitive agreement (the “Definitive Agreement”) pertaining to the matters outlined in the Letter Agreement.

On June 15, 2010, the Company and the other signatories thereto signed and delivered the Definitive Agreement. Pursuant to the terms of the Definitive Agreement, the Company acquired:

By Agreement dated June 15, 2010 we completed our acquisition of:

o
Global Minerals Ltd. 50% participating interest in the joint venture agreement dated December 18, 2002 between Consolidated Global Minerals Ltd. and the property owners of the Front Range Gold JV property;

o	the Front Range Gold property assets of Mount Royale Ventures, LLC., which include a permitted mill and mining equipment; and,
o	a 50% equity interest in the Black Cloud Mine Claim Group, tenements located within the Front Range Gold property.

The total consideration paid consisted of $600,000 cash, of which $100,000 was paid on signing the Letter Agreement, and the issuance of 5 million (5,000,000) restricted shares of our common stock to Global Minerals Ltd.

Tenure and Geology

The Front Range Gold JV property is located about 16 km west of the city of Boulder Colorado, USA, and consists of 85 patented and 21 unpatented lode claims, totaling approximately 480 acres (about 3/4 square mile). The property lies in the Gold Hill Mining District of Boulder County, and includes eighteen past producing mines.

Currently, there are no know reserves on the property and there is no assurance that we will be able to recommence any mining operations.

SECTION 2.  Financial Information

Item 2.01    Completion of Acquisition or Disposition of Assets

Please see Item 1.01 above.

SECTION 3.  Securities and Trading Markets

Item 3.02    Unregistered Sales of Equity Securities.

In connection with the Asset Purchase Agreement dated June 15, 2010, pursuant to which the Company acquired Global Minerals Ltd. 50% participating interest in the joint venture agreement dated December 18, 2002 between Consolidated Global Minerals Ltd. and the property owners of the Front Range Gold JV property,  acquired the Front Range Gold property assets of Mount Royale Ventures, LLC., which include a permitted mill and mining equipment and acquired a 50% equity interest in the Black Cloud Mine Claim Group, tenements located within the Front Range Gold property, the Company issued 5 million shares of its common stock to Global Minerals Ltd., a British Columbia (Canada) corporation with offices in British Columbia Canada, acquired. The issuance of the shares exemption was exempt from the registration requirements of Securities Act by virtue of Section 4(2) thereof as well as the exemption from registration requirements afforded by Regulation S. Please also refer to Section 1, Item 1.01– Entry into a Material Definitive Agreement, above.

  SECTION 4.  Matters Related to Accountants and Financial Statements

None

SECTION 5.  Corporate Governance and Management

N/A

SECTION 6. [Reserved]

N/A.

SECTION 7.  Regulation FD

Item 7.01 Regulation FD Disclosure

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

SECTION 8.  Other Events

 None

SECTION 9.  Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(a)	Financial statements:
None

(b)	Pro forma financial statements:
None

(c)	Shell company transactions:
None

(d)	Exhibits:
Asset Purchase Agreement between Aurora Gold Corporation, Global Minerals Ltd., Mount Royale Ventures, LLC, and Golden Rex Mining Company.

Exhibit	Description of Exhibit

10.1	Asset Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to its report on Form 8-K dated June 21, 2010 to be signed on its behalf by the undersigned hereunto duly authorized.

AURORA GOLD CORPORATION

Date: June 25, 2010	by:	/s/ Lars Pearl
Lars Pearl
President, CEO and Director